Exhibit 99.1
1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Contact:

Liz Sharp, VP, Investor Relations

lsharp@aob.com

(573) 303-4620

American Outdoor Brands, Inc. Reports

Second Quarter Fiscal 2025 Financial Results

•
Net Sales $60.2 Million – Up 4.0% Y/Y
•
Gross Margin 48.0% - Up 230 Basis Points
•
GAAP Net Income $3.1 Million or $0.24 Per Diluted Share
•
Non-GAAP Net Income $4.9 Million or $0.37 Per Diluted Share
•
Non-GAAP Adjusted EBITDAS of $7.5 Million, Up 42.9%
•
Traditional Channel Net Sales Up 4.3% - E-Commerce Channel Net Sales Up 3.5%
•
Domestic Channel Net Sales Up 3.4% - International Net Sales Up 14.8%
•
Company Increases FY25 Outlook, Establishes FY26 Net Sales Outlook

COLUMBIA, Mo., December 5, 2024 – American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT), an innovation company that provides product solutions for outdoor enthusiasts, today announced financial results for the second quarter of fiscal 2025 ended October 31, 2024.

Second Quarter Fiscal 2025 Financial Highlights

•
Quarterly net sales were $60.2 million, an increase of $2.3 million, or 4.0%, compared with net sales of $57.9 million for the prior year.
•
Quarterly gross margin was 48.0%, compared with quarterly gross margin of 45.7% for the comparable quarter last year.
•
Quarterly GAAP net income was $3.1 million, or $0.24 per diluted share, compared with a GAAP net income of $77,000, or $0.01 per diluted share, last year.
•
Quarterly non-GAAP net income was $4.9 million, or $0.37 per diluted share, compared with non-GAAP net income of $3.3 million, or $0.25 per diluted share, last year. GAAP to non-GAAP adjustments for net income exclude acquired intangible amortization, stock compensation, technology implementation, emerging growth status transition costs, and other costs. For a detailed reconciliation, see the schedules that follow in this release.
•
Quarterly non-GAAP Adjusted EBITDAS was $7.5 million, or 12.4% of net sales, compared with Adjusted EBITDAS of $5.2 million, or 9.0% of net sales, for the prior year. For a detailed reconciliation, see the schedules that follow in this release.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Brian Murphy, President and Chief Executive Officer, said, “Our second quarter results came in ahead of our expectations, supported by growth in our Outdoor Lifestyle category of 5.4%, and growth in our Shooting Sports category of 1.9%. All sales channels delivered year-over-year growth in the second quarter, including our traditional and e-commerce channels, as well as our domestic and international channels. In addition, we delivered a significant increase of roughly 43% in Adjusted EBITDAS. We believe these results demonstrate the success of our long-term strategy to leverage our innovation advantage to broaden our distribution opportunities, expand consumer and retailer awareness of our brands, and strengthen our margins.

“In our Outdoor Lifestyle category, products from our BOG, MEAT! Your Maker, and Grilla brands delivered strong hunting, meat processing, and outdoor cooking performance. In Shooting Sports, products from our Caldwell Claymore family and our Tipton brand drove strength in shooting accessories that more than offset weakness in personal protection products.

“As we have indicated previously, our new product pipeline is extremely robust, and our teams have finalized plans for a significant number of very exciting new products from a number of our brands that will debut publicly at SHOT Show in January 2025. We had the opportunity to preview many of these new products with our retailers during the second quarter, a time when many retailers are planning their assortments for the coming year. The reception was overwhelmingly positive, and retailers provided us with strong, early order indications; commitments for expanded shelf space; and a degree of visibility that extends beyond fiscal 2025.”

Andrew Fulmer, Chief Financial Officer, said, “We continued to demonstrate disciplined capital management in the second quarter, building inventory to support customer order strength, and repurchasing roughly $1.0 million of our common stock. We ended the quarter with $14.2 million in cash and no debt. We remain excited about the opportunities that lie ahead for fiscal 2025 and beyond, particularly given our strong second quarter results, combined with feedback from retailers on order plans related to our upcoming new product launches. As a result, we are increasing our guidance for fiscal 2025, and providing our initial net sales outlook for fiscal 2026, which begins May 1, 2025.”

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
NET SALES, EARNINGS/(LOSS) PER SHARE, and ADJUSTED EBITDAS GUIDANCE (Unaudited)

	Range for the Year Ending April 30, 2025
Net sales (in thousands)	$205,000	$210,000
GAAP loss per share - diluted	$(0.36)	$(0.24)
Non-GAAP Adjusted EBITDAS (in thousands)	$13,500	$15,000

	Range for the Year Ending April 30, 2026
Net sales (in thousands)	$220,000	$230,000

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

Conference Call and Webcast

The Company will host a conference call and webcast today, December 5, 2024, to discuss its second quarter fiscal 2025 financial and operational results. Speakers on the conference call will include Brian Murphy, President and Chief Executive Officer, and Andrew Fulmer, Chief Financial Officer. The conference call may include forward-looking statements and a discussion of non-GAAP financial measures. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 481-2551 and ask to join the American Outdoor Brands call. No RSVP is necessary. The conference call audio webcast can also be accessed live on the Company's website at aob.com, under the Investor Relations section.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income” and “Adjusted EBITDAS” are presented. A reconciliation of these and other non-GAAP financial measures are contained at the end of this press release. From time to time, the Company considers and uses these non-GAAP financial measures as supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The Company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) stock compensation, (iii) technology implementation, (iv) non-recurring inventory reserve adjustment, (v) emerging growth status transition costs, (vi) income tax adjustments, (vii) interest (income)/expense, (viii) income tax expense, and (ix) depreciation and amortization; and (2) the non-GAAP measures that exclude such information. The Company presents these non-GAAP measures because it considers them an important supplemental measure of its performance and believes the disclosure of such measures provides useful information to investors regarding the Company’s financial condition and results of operations. The Company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The Company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the Company's GAAP measures. The principal limitations of these measures are that they do not reflect the Company's actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands, Inc.

American Outdoor Brands, Inc. (NASDAQ Global Select: AOUT) is an innovation company that provides product solutions for outdoor enthusiasts, including hunting, fishing, camping, shooting, outdoor cooking, and personal security and personal defense products. The Company produces innovative, high quality products under brands including BOG®; BUBBA®; Caldwell®; Crimson Trace®; Frankford Arsenal®; Grilla Grills®; Hooyman®; Imperial®; LaserLyte®; Lockdown®; MEAT!TM; Old Timer®; Schrade®; Tipton®; Uncle Henry®; ust®; and Wheeler®. For more information about all the brands and products from American Outdoor Brands, Inc., visit aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe harbor created thereby. All statements other than statements of historical facts contained or incorporated herein by reference in this press release, including statements regarding our future operating results, future financial position, business strategy,

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

objectives, goals, plans, prospects, markets, and plans and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “targets,” “contemplates,” “projects,” “predicts,” “may,” “might,” “plan,” “would,” “should,” “could,” “may,” “can,” “potential,” “continue,” “objective,” or the negative of those terms, or similar expressions intended to identify forward-looking statements. However, not all forward-looking statements contain these identifying words. Specific forward-looking statements in this press release include our belief in the strong positive reception of our new products by our retailers; our belief that our retailers will place orders that align with their early order indications, commitments for expanded shelf space, and additional visibility that extends beyond fiscal 2025; our belief in the feedback from retailers on order plans related to our upcoming new product launches; and our expectations in achieving our guidance for fiscal 2025 and initial net sales outlook for fiscal 2026. We caution that these statements are qualified by important risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, potential disruptions in our ability to source the materials necessary for the production of our products, disruptions and delays in the manufacture of our products, and difficulties encountered by retailers and other components of the distribution channel for our products; economic, social, political, legislative, and regulatory factors; lawsuits and their effect on us; inventory levels, both internally and in the distribution channel, in excess of demand; natural disasters, pandemics, seasonality, news events, political events, and consumer tastes; future investments for capital expenditures; future products and product development; the features, quality, and performance of our products; the success of our strategies and marketing programs; our market share and factors that affect our market share; liquidity and anticipated cash needs and availability; the supply, availability, and costs of materials and components; the potential for increased tariffs on our products, including tariffs that may be imposed by the new presidential administration; our ability to maintain and enhance brand recognition and reputation; risks associated with the distribution of our products and overall availability of labor; and other factors detailed from time to time in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2024.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
	As of:
	October 31, 2024 (Unaudited)	April 30, 2024
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$14,223	$29,698
Accounts receivable, net of allowance for credit losses of $159 on October 31, 2024 and $133 on April 30, 2024	43,259	25,728
Inventories	111,566	93,315
Prepaid expenses and other current assets	4,904	6,410
Income tax receivable	270	223
Total current assets	174,222	155,374
Property, plant, and equipment, net	10,963	11,038
Intangible assets, net	35,887	40,217
Right-of-use assets	32,748	33,564
Other assets	305	404
Total assets	$254,125	$240,597
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$25,376	$14,198
Accrued expenses	12,718	9,687
Accrued payroll and incentives	3,194	4,167
Lease liabilities, current	1,353	1,331
Total current liabilities	42,641	29,383
Lease liabilities, net of current portion	32,630	33,289
Total liabilities	75,271	62,672
Commitments and contingencies
Equity:
Preferred stock, $0.001 par value, 20,000,000 shares authorized, no shares issued or outstanding on October 31, 2024 and April 30, 2024	—	—
Common stock, $0.001 par value, 100,000,000 shares authorized, 14,889,594 shares issued and 12,832,682 shares outstanding on October 31, 2024 and 14,701,280 shares issued and 12,797,865 shares outstanding on April 30, 2024	15	15
Additional paid in capital	278,677	277,107
Retained deficit	(73,877)	(74,623)
Treasury stock, at cost (2,056,912 shares on October 31, 2024 and 1,903,415 shares on April 30, 2024)	(25,961)	(24,574)
Total equity	178,854	177,925
Total liabilities and equity	$254,125	$240,597

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2024	2023	2024	2023
	(Unaudited)
Net sales	$60,232	$57,931	$101,875	$101,376
Cost of sales	31,325	31,441	54,043	55,167
Gross profit	28,907	26,490	47,832	46,209
Operating expenses:
Research and development	1,866	1,675	3,540	3,274
Selling, marketing, and distribution	14,973	15,414	26,356	27,468
General and administrative	8,998	9,423	17,439	19,573
Total operating expenses	25,837	26,512	47,335	50,315
Operating income/(loss)	3,070	(22)	497	(4,106)
Other (expense)/income, net:
Other income, net	59	53	141	92
Interest income/(expense), net	(6)	6	142	(7)
Total other (expense)/income, net	53	59	283	85
Income/(loss) from operations before income taxes	3,123	37	780	(4,021)
Income tax expense/(benefit)	12	(40)	34	15
Net income/(loss)	$3,111	$77	$746	$(4,036)
Net income/(loss) per share:
Basic	$0.24	$0.01	$0.06	$(0.31)
Diluted	$0.24	$0.01	$0.06	$(0.31)
Weighted average number of common shares outstanding:
Basic	12,860	13,010	12,862	13,100
Diluted	13,145	13,256	13,211	13,100

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Six Months Ended October 31,
	2024	2023
	(In thousands)
Cash flows from operating activities:
Net income/(loss)	$746	$(4,036)
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Depreciation and amortization	6,626	7,927
Loss on sale/disposition of assets	—	7
Provision for credit losses on accounts receivable	25	6
Stock-based compensation expense	1,798	1,938
Changes in operating assets and liabilities:
Accounts receivable	(17,556)	(13,607)
Inventories	(18,251)	(9,389)
Accounts payable	10,578	6,331
Accrued liabilities	1,421	4,649
Other	2,326	2,959
Net cash used in operating activities	(12,287)	(3,215)
Cash flows from investing activities:
Payments to acquire patents and software	(665)	(761)
Proceeds from sale of property and equipment	—	131
Payments to acquire property and equipment	(908)	(951)
Net cash used in investing activities	(1,573)	(1,581)
Cash flows from financing activities:
Payments on notes and loans payable	—	(5,000)
Payments to acquire treasury stock	(1,387)	(3,762)
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	286	339
Payment of employee withholding tax related to restricted stock units	(514)	(352)
Net cash used in financing activities	(1,615)	(8,775)
Net increase in cash and cash equivalents	(15,475)	(13,571)
Cash and cash equivalents, beginning of period	29,698	21,950
Cash and cash equivalents, end of period	$14,223	$8,379
Supplemental disclosure of cash flow information
Cash paid for:
Interest	$105	$196
Income taxes (net of refunds)	$72	$(936)

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES (In thousands, except per share data) (Unaudited)
	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2024	2023	2024	2023

GAAP gross profit	$28,907	$26,490	$47,832	$46,209
Non-recurring inventory reserve adjustment	—	—	221	—
Non-GAAP gross profit	$28,907	$26,490	$48,053	$46,209

GAAP operating expenses	$25,837	$26,512	$47,335	$50,315
Amortization of acquired intangible assets	(2,120)	(2,960)	(4,240)	(5,921)
Stock compensation	(866)	(1,005)	(1,798)	(1,938)
Technology implementation	—	(66)	—	(359)
Emerging growth status transition costs	(121)	—	(163)	—
Other	(78)	(204)	(78)	(204)
Non-GAAP operating expenses	$22,652	$22,277	$41,056	$41,893

GAAP operating income/(loss)	$3,070	$(22)	$497	$(4,106)
Amortization of acquired intangible assets	2,120	2,960	4,240	5,921
Stock compensation	866	1,005	1,798	1,938
Non-recurring inventory reserve adjustment	—	—	221	—
Technology implementation	—	66	—	359
Emerging growth status transition costs	121	—	163	—
Other	78	204	78	204
Non-GAAP operating income	$6,255	$4,213	$6,997	$4,316

GAAP net income/(loss)	$3,111	$77	$746	$(4,036)
Amortization of acquired intangible assets	2,120	2,960	4,240	5,921
Stock compensation	866	1,005	1,798	1,938
Non-recurring inventory reserve adjustment	—	—	221	—
Technology implementation	—	66	—	359
Emerging growth status transition costs	121	—	163	—
Other	78	204	78	204
Income tax adjustments	(1,439)	(1,023)	(1,641)	(997)
Non-GAAP net income	$4,857	$3,289	$5,605	$3,389

GAAP net income/(loss) per share - diluted	$0.24	$0.01	$0.06	$(0.31)
Amortization of acquired intangible assets	0.16	0.22	0.33	0.45
Stock compensation	0.07	0.08	0.14	0.15
Non-recurring inventory reserve adjustment	—	—	0.02	—
Technology implementation	—	—	—	0.03
Emerging growth status transition costs	0.01	—	0.01	—
Other	0.01	0.02	—	0.02
Income tax adjustments	(0.11)	(0.08)	(0.13)	(0.08)
Non-GAAP net income per share - diluted (a)	$0.37	$0.25	$0.42	$0.25

(a) Non-GAAP net income per share does not foot due to rounding.

1800 N Route Z
Columbia, MO 65202
(800) 338-9585
NASDAQ: AOUT

AMERICAN OUTDOOR BRANDS, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDAS (In thousands) (Unaudited)

	For the Three Months Ended October 31,		For the Six Months Ended October 31,
	2024	2023	2024	2023
GAAP net income/(loss)	$3,111	$77	$746	$(4,036)
Interest (income)/expense	6	(6)	(142)	7
Income tax expense/(benefit)	12	(40)	34	15
Depreciation and amortization	3,293	3,935	6,577	7,880
Stock compensation	866	1,005	1,798	1,938
Technology implementation	—	66	—	359
Non-recurring inventory reserve adjustment	—	—	221	—
Emerging growth status transition costs	121	—	163	—
Other	78	204	78	204
Non-GAAP Adjusted EBITDAS	$7,487	$5,241	$9,475	$6,367